                                                                   EXHIBIT 10.25

                    GOLD DORE CERTIFICATE RENTAL AGREEMENT

This Gold Dore Certificate Rental Agreement (the "Agreement") is made and entered into as of the 8th day of September, 1998 by and between Imperial Petroleum, Inc., ("LESSOR"), a Nevada corporation whose principal address is 100 NW Second Street, Suite 312, Evansville, IN 47708 and Asset Capital L.L.C. ("the LESSEE"), a Colorado limited liability corporation whose principal address is 1024 Centre Ave., Bldg. E., Fort Collins, CO 80526.

                                  WITNESSETH

WHEREAS, LESSEE desires to lease certain assets owned by LESSOR and represented in the form of a Gold Dore Certificate of Deposit ("Gold Certificate") issued by LESSOR, and

WHEREAS, LESSEE desires to lease the Gold Certificates on the terms and conditions provided in this Agreement; and

WHEREAS, LESSOR is prepared to issue Gold Certificates on behalf of LESSEE or its nominee with full rights of hypothecation thereto;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions, and covenants herein contained the parties do hereby agree as follows:

                   1. Issuance of Gold Certificate by LESSOR

  1.01  Conditions on Issuance of Gold Certificate: LESSOR agrees to issue as
        -------------------------------------------
        requested by LESSEE on behalf of LESSEE or its designated nominee, a total of five (5) Gold Dore Certificates in the aggregate amount of $500 million (US) based on dore, concentrates, in-ground gold reserves or refined material (collectively referred herein as the "Gold Reserves"). LESSOR agrees to maintain sufficient Gold Reserves, in its sole judgment, at all times during the period the Gold Certificate is outstanding to provide LESSEE with a coverage ratio of 1 to 1. Coverage ratio is defined as the value of the Gold Reserves based upon the estimated volume of the reserves times the then current price of gold divided by the face value of the certificate.

  1.02  Term: Unless otherwise agreed in writing by LESSOR and LESSEE, the term
        -----
        of the Gold Certificate shall be for a period of two (2) years from the date of issuance.

  1.03  Payment of Rental Fees: LESSEE shall pay LESSOR in readily available
        -----------------------
        funds a rental fee in advance for the Gold Certificate as follows:

           a.) 25% of the face value for the term of the certificate.

           The rental fee is non-refundable and is due within 3 business days of the time of

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        delivery of the Gold Certificate by LESSOR to LESSEE or its designee.

  1.04  Purchase Gold Reserves: During the term of the Agreement, LESSEE agrees
        -----------------------
        to purchase the Gold Reserves represented by the Gold Certificate as such reserves are produced in gold dore form based upon the payment to the LESSOR of the then current price of gold times the volume specified on the face of the Gold Certificate. LESSOR shall notify LESSEE in writing monthly of the volumes available for purchase and the Parties agree to fix the gold price based upon the average cash price as posted on the New York Mercantile Exchange for the five business days prior to the end of each month.

  1.05  Right of LESSEE to Hypothecate Gold Certificate: During the term the
        ------------------------------------------------
        Gold Certificate is outstanding, LESSEE shall have the sole right to deliver, pledge, hypothecate or otherwise encumber the Gold Certificate, subject to the terms and conditions of this Agreement. In the event LESSEE hypothecates, pledges or otherwise further encumbers the Gold Certificate, LESSEE agrees to back the delivery of gold required under the terms of the certificate with sufficient cash and/or insurance to fully insure the certificate value.

  1.06  Right of LESSOR to Cancellation of Gold Certificate: In the event
        ----------------------------------------------------
        LESSEE fails to timely make any rental payment as specified in Section
        1.02 above or otherwise fails to timely purchase the volumes of gold in dore form available from LESSOR from time to time, LESSOR shall have the right without notice to cancel the Gold Certificate from its books and records.

  1.07  Prior Hypothecation of Certain Gold Reserves: LESSEE acknowledges that
        ---------------------------------------------
        LESSOR has entered into a prior Hypothecation Agreement regarding a certain portion of its gold reserves and that LESSEE hereby agrees to release sufficient gold reserves from the terms of that Hypothecation Agreement to provide the coverage ratio defined in Section 1.01 above.

                  2. Representations and Warranties by LESSOR
                  -------------------------------------------

LESSOR represents and warrants to LESSEE that the statements contained in this
Section 2 are correct and complete as of the date of this Agreement and will be
---------
correct and complete as of the date of closing.

2.01 Authorization. LESSOR has full power and authority to execute and deliver
     --------------
this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of LESSOR, enforceable in accordance with its terms and conditions. LESSOR need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency, or other person in order to consummate the transactions contemplated by this Agreement.

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

2.02 Noncontravention. Neither the execution and the delivery of this Agreement,
     -----------------
nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which LESSOR is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which LESSOR is a party or by which it is bound or to which any of his assets are subject.

                       3. Representations and Warranties
                          ------------------------------
                              Concerning LESSEE.
                              ------------------

LESSEE represents and warrants to LESSOR that the statements contained in this
------
Section 3 are correct and complete as of the date of this Agreement and will be
---------
correct and complete as of the date of closing.

3.01 Organization, Qualification and Corporate Power. LESSEE is a limited
     ------------------------------------------------ ------
liability corporation duly organized under the laws of Colorado. LESSEE is duly
                                                                 ------
authorized to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. LESSEE has full corporate power and
                                            ------
authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

3.02 Noncontravention. Neither the execution and the delivery of this Agreement,
     -----------------
nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which the LESSEE is subject or any provision of its Certificate of Incorporation
          ------
or Bylaws of LESSEE or (ii) conflict with, result in a breach of, constitute a
             ------
default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which LESSEE is a party or by which it is bound
                                       ------
or to which any of its assets is subject or result in the imposition of any security interest upon any of its assets. LESSEE is not required to give any
                                          ------
notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency or other person in order for LESSEE to consummate the transactions contemplated by this Agreement.
------

3.03 Speculative Nature and Risk. LESSEE understands and acknowledges the
     ---------------------------- ------
speculative nature of and substantial risk of loss associated with an investment in the Gold Certificate. In agreeing to lease the Gold Certificate, LESSEE
                                                                    ------
acknowledges that it constitutes an investment which is suitable and consistent with its financial condition and that it is able to bear the risks of this investment for

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

an indefinite period of time. LESSEE further acknowledges that the Gold Certificates are backed by in-ground gold reserves and that LESSEE has reviewed the available reserve reports, assays and other materials and has satisfied itself as to the sufficiency of the reserves thereof. LESSEE further represents
                                                      ------
that it has adequate means of providing for its current financial needs and corporate contingencies and no need for liquidity in its investment and that it has sufficient financial and business experience to evaluate the merits and risks of this investment.



                         4. Other Terms and Conditions

4.01 Governing Law: The Agreement herein shall be governed by the laws of the
-------------------
State of Nevada.

4.02 Notices: Any notices or other communications required or permitted
------------
hereunder shall be sufficiently given if sent by registered mail or certified mail, postage prepaid if addressed as follows:

                         If to LESSEE:   Frank Mannon
                                         Asset Capital L.L.C.
                                         1024 Centre Ave., Bldg. E
                                         Fort Collins, CO 80526

                         If to LESSOR:   Jeffrey T. Wilson
                                         Imperial Petroleum, Inc.
                                         100 NW Second Street, Suite 312
                                         Evansville, IN 47708


4.03 No Assignment - Except in the event of the hypothecation of the Gold
------------------
Certificate by LESSEE as provided herein, this Agreement may not be assigned by operation of law or otherwise without the express written consent of the Parties hereto and, in the event of an attempted assignment, this Agreement shall terminate.

4.04 Entire Agreement; Modification; Benefit - This Agreement contains the
--------------------------------------------
entire agreement and understanding by and between LESSOR and the LESSEE with respect to the subject matter hereof and no other representations, promises, agreements or understandings, written or oral, not contained herein shall be of any force or effect. This Agreement shall not be modified or amended except by any instrument in writing signed by, or on behalf of, the parties hereto. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by and


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

against LESSEE, its successors and assigns, and LESSOR and its successors and assigns.



IN WITNESS HEREOF, the parties have executed this Agreement as of the day and year first written above.



                                                LESSOR


                                                /s/ JEFFREY T. WILSON
                                                --------------------------
                                                Imperial Petroleum, Inc.


                                                LESSEE


                                                /s/ FRANK MANNON
                                                --------------------------
                                                Asset Capital L.L.C.



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

                                   AGREEMENT



        This agreement by and between RIDGEPOINTE MINING COMPANY, hereinafter referred to as "RMC", and Asset Capital, L.L.C. of Colorado, hereinafter referred to as "AC" shall be specific to the terms and conditions of the hypothecation of assets (Exhibit "A"), for the express purpose of enhancement of
                                                                  -----------
financial guarantees and support of promissory notes generated by "AC" or its affiliates.

        For its participation in this program, "RMC", will receive a cash payment of fifteen million dollars US ($15,000,000) after acceptance of assets and within 5 days of our funding and within two weeks of execution. All assets must remain hypothecated for a term of 3.5 years from the execution date of this contract. All assets must be verified with written acceptance from "AC".

        This contract is binding upon both parties and or its assigns and both parties agree that the contents herein constitute their agreement in its entirety that there are no other provisions expressed or implied.

RIDGEPOINTE MINING COMPANY

/s/ JEFFREY T. WILSON
----------------------------------
BY: Jeffrey T. Wilson, President

STATE OF INDIANA                )
                                )       ss.
COUNTY OF VANDERBURGH           )

Before me, the undersigned Notary Public, in and for said County and State, on this day personally appeared Jeffrey T. Wilson, acknowledged to me that he executed said instrument for the purposes and consideration therein expressed.
        Given, under my hand and seal of this 3rd day of Sept., 1998.

                                         /s/ DARNELL J. GRANDERSON
                                         ------------------------------
                                         Notary Public

    My appointment expires:

     DARNELL J GRANDERSON
 NOTARY PUBLIC STATE OF INDIANA
      VANDERBURGH COUNTY
MY COMMISSION EXP APR. 20, 2001

                            HYPOTHECATION AGREEMENT



This agreement between Asset Capital, L.L.C. hereinafter referred to as "AC" and Ridgepointe Mining Company, (Provider), whereby PROVIDER hereby hypothecates the listed assets described in (Exhibit "A") to "AC" as additional collateral for
                                                    ----------
financial guarantees issued by Asset Capital, L.L.C., and shall be for a term of three (3.5) years from the execution date of said Promissory Note.


Description of hypothecated assets found on Exhibit "A" of this document.

                                                          [ASSET CAPITAL, L.L.C.
                                                                 CORPORATE
                                                             STATE OF COLORADO
                                                                   SEAL
                                                              APPEARS HERE]
********************************************************************************


EXECUTED this 3rd day of September, 1998.
                         ---------


RIDGEPOINTE MINING COMPANY


/s/ JEFFREY T. WILSON
----------------------------------
BY: Jeffrey T. Wilson, President

STATE OF INDIANA                )
                                )     ss.
COUNTY OF VANDERBURGH           )

Before me, the undersigned Notary Public, in and for said County and State, on this day personally appeared Jeffrey T. Wilson, acknowledged to me that he
                             -----------------
executed said instrument for the purposes and consideration therein expressed. Given, under my hand and seal of this 3rd day of Sept., 1998.
                                      ---        -----

                                        /s/ DARNELL J. GRANDERSON
                                        ------------------------------
                                        Notary Public

    My appointment expires:

     DARNELL J GRANDERSON
NOTARY PUBLIC STATE OF INDIANA
      VANDERBURGH COUNTY
MY COMMISSION EXP APR. 20, 2001

                                  Exhibit "A"
                                  -----------

                             Hypothecated assets:
                             --------------------

                              (Legal description)

                       Utah State mining claim numbers:
                       --------------------------------

         #47316 (excluding the following: NW1/4 Sec.36, T291/2S, R22E)
                                    #47318
                                    #47323



                            Federal claim numbers:
                            ----------------------

                                  UMC #357684
                                  UMC #357679


RIDGEPOINTE MINING COMPANY


/s/ JEFFREY T. WILSON
---------------------------------
BY: Jeffrey T. Wilson, President

STATE OF INDIANA                )
                                )       ss.
COUNTY OF VANDERBURGH           )

Before me, the undersigned Notary Public, in and for said County and State, on this day personally appeared Jeffrey T. Wilson, acknowledged to me that he executed said instrument for the purposes and consideration therein expressed.
        Given, under my hand and seal of this 3rd day of Sept., 1998.

                                                /s/ DARNELL J GRANDERSON
                                                --------------------------
                                                Notary Public

    My appointment expires:
     DARNELL J GRANDERSON
 NOTARY PUBLIC STATE OF INDIANA
      VANDERBURGH COUNTY
 MY COMMISSION EXP APR. 20, 2001

Asset Capital, L.L.C.                           [NOTARY PUBLIC SEAL
                                                OF MIKE ELAINE WHITE
By: /s/ E. F. MANNON                             STATE OF COLORADO
   -------------------                             APPEARS HERE]
   E. F. Mannon

STATE OF COLORADO       )
                        )       ss.
COUNTY OF LARAMER       )

Before me, the undersigned Notary Public, in and for said County and State, on this day personally appeared E. F. Mannon, acknowledged to me that he executed said instrument for the purposes and consideration therein express.
        Given, under my hand and seal of this 3rd day of September, 1998.

                                        /s/ MIKE ELAINE WHITE
                                        ----------------------------
                                        Notary Public

My appointment expires:
My Commission Expires 1/12/2001
---------------------

********************************************************************************

Asset Capital, L.L.C.                           [NOTARY PUBLIC SEAL
                                                OF MIKE ELAINE WHITE
By: /s/ BRUCE BLECHMAN                           STATE OF COLORADO
   -------------------                             APPEARS HERE]
   Bruce Blechman

STATE OF COLORADO       )
                        )       ss.
COUNTY OF LARAMER       )

Before me, the undersigned Notary Public, in and for said County and State, on this day personally appeared Bruce Blechman, acknowledged to me that he executed said instrument for the purposes and consideration therein express.
        Given, under my hand and seal of this 3rd day of September, 1998.

                                        /s/ MIKE ELAINE WHITE
                                        ----------------------------
                                        Notary Public

My appointment expires: My Commission Expires 1/12/2001


                                                          [ASSET CAPITAL, L.L.C.
                                                                CORPORATE
                                                                   SEAL
                                                             STATE OF COLORADO
                                                               APPEARS HERE]



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